Note 9 - Dividends Distribution	12 Months Ended
Dec. 31, 2022
Disclosure of Dividends Distribution [Abstract]
Note 9 - Dividends Distribution

9Dividends distribution

On November 3, 2022, the Company’s Board of Directors approved the payment of an interim dividend of $0.17 per share ($0.34 per ADS), or approximately $201 million, paid on November 23, 2022, with an ex-dividend date of November 21, 2022.

On May 3, 2022, the Company’s Shareholders approved an annual dividend in the amount of $0.41 per share ($0.82 per ADS). The amount approved included the interim dividend previously paid in November 24, 2021 in the amount of $0.13 per share ($0.26 per ADS). The balance, amounting to $0.28 per share ($0.56 per ADS), was paid on May 25, 2022, for an amount of approximately $331 million. In the aggregate, the interim dividend paid in November 2021 and the balance paid in May 2022 amounted to approximately $484 million.

On May 3, 2021, the Company’s Shareholders approved an annual dividend in the amount of $0.21 per share ($0.42 per ADS). The amount approved included the interim dividend previously paid in November 25, 2020 in the amount of $0.07 per share ($0.14 per ADS). The balance, amounting to $0.14 per share ($0.28 per ADS), was paid on May 26, 2021, for an amount of approximately $165 million. In the aggregate, the interim dividend paid in November 2020 and the balance paid in May 2021 amounted to approximately $248 million.